Exhibit 99.1
MariMed Reports Fourth Quarter and Full Year 2023 Earnings
Announces Expansion of Maryland Footprint With Pending Acquisition
of Dispensary in Upper Marlboro

NORWOOD, MA, March 6, 2024 - MariMed Inc. (“MariMed” or the “Company”) (CSE: MRMD) (OTCQX: MRMD), a leading multi-state cannabis operator focused on improving lives every day, today announced its financial results for the fourth quarter and year ended December 31, 2023.

“I am pleased to report another year of strong operational and financial performance,” said Jon Levine, Chief Executive Officer. “We had a record year with respect to revenue generation, particularly in wholesale, new asset openings, and leveraging our balance sheet strength to secure capital. We reported double-digit revenue growth for the sixth consecutive year and positive adjusted EBITDA for the fourth consecutive year. I believe MariMed stands alone among cannabis companies for the longevity of delivering these strong financial results. We anticipate continuing this track record as the commencement of wholesale operations in Illinois is contributing to a solid start in 2024, positioning us for outsized, long-term growth.”
Financial Highlights1
The following table summarizes the Company's consolidated financial highlights (in millions, except percentage amounts):

	Three months ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Revenue	$38.9	$35.8	$148.6	$134.0
GAAP Gross margin	45%	44%	44%	48%
Non-GAAP Gross margin	46%	45%	45%	48%
GAAP Net (loss) income	$(10.1)	$4.8	$(16.0)	$13.6
Non-GAAP Net income (loss)	$1.4	$5.2	$(0.8)	$22.2
Non-GAAP Adjusted EBITDA	$5.2	$4.5	$24.7	$32.4
Non-GAAP Adjusted EBITDA margin	14%	13%	17%	24%
1 See the reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures and additional information about non-GAAP measures in the section entitled “Discussion of Non-GAAP Financial Measures” below and in the financials information included herewith.

CONFERENCE CALL
MariMed management will host a conference call on Thursday, March 7, 2024 at 8:00 a.m. Eastern time, to discuss these results. The conference call may be accessed through MariMed’s Investor Relations website, or by clicking the following link: https://app.webinar.net/kpQmoVjo85M.
FOURTH QUARTER 2023 OPERATIONAL HIGHLIGHTS
During the fourth quarter, the Company announced the following developments in the implementation of its strategic growth plan:
•October 11: MariMed announced the opening of Thrive Dispensary in Casey, Illinois, marking the fifth dispensary it owns or manages in that state, and the 12th dispensary it owns or manages across its five-state footprint. In response to the state’s request to open as soon as possible, the Company began operating the dispensary from a temporary mobile facility until regulatory approval for a permanent brick-and-mortar facility is received.
•November 20: The Company announced a $58.7 million debt refinancing, lowering the Company's weighted average cost of debt to an industry low 8%. Highlights of the deal include a 10-year term with a fixed 8.4% interest rate for the first five years, and interest-only payments for the initial 12 months. Principal payments calculated on a 20-year amortization schedule will begin in the 13th month and continue for the life of the loan. There are no pre-payment penalties. The deal resulted in ZERO dilution to shareholders - no new equity was issued.
•December 4: MariMed announced commencement of operations at its new processing facility in Mt. Vernon, Illinois. The state-of-the-art facility contains an extraction lab to produce concentrates and a production kitchen for the manufacture of edibles and other derivative products. Later that month, MariMed's began selling its branded products through the Company's five Thrive Dispensary locations in the state, and began state-wide wholesale operations in January, 2024. The co-located cultivation facility is currently under construction and is expected to be completed in 2024.
OTHER DEVELOPMENTS
Subsequent to the end of the fourth quarter, the Company announced the following developments:

•February 26: MariMed received Certificate of Occupancy from the Illinois Cannabis Control Commission to commence operations in its permanent brick-and-mortar facility for its Casey, Illinois adult-use dispensary. The Company anticipates transitioning from its temporary facility at the same location and commencing operations in the new facility during the first quarter of 2024.

•March 6: MariMed announced expanded Maryland footprint with pending dispensary acquisition in Upper Marlboro. On February 1st, the Company entered into a definitive agreement to acquire the operating assets of Our Community Wellness & Compassionate Care Center, Inc, a medical licensed dispensary operator located in Upper Marlboro, Maryland. Total considerations were $5.25 million for the acquisition, which is subject to approval by the Maryland Cannabis Administration (“MCA”), will provide the Company with its second owned dispensary in Maryland. Upon MCA approval of the license transfer, MariMed will apply for an adult-use dispensary license to commence recreational dispensary sales.
2024 FINANCIAL TARGETS
MariMed's full year 2024 financial targets are based on organic growth of its existing operating assets and do not include new revenue-generating projects such as commencing adult-use sales in Ohio, opening the new processing facility in Missouri, opening the new dispensary in Maryland, or acquiring other operating assets or licenses. The Company believes this more conservative approach to offering financial targets will allow investors and analysts to focus on key operating milestones versus discussions about issues outside the Company's control such as construction or regulatory delays. As such, the Company's full year 2024 financial targets are:
•Revenue growth of 5% to 7%;
•Non-GAAP Adjusted EBITDA growth of 0% to 2%; and
•Capital expenditures of $10 million.
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
MariMed’s management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of its business, and making operating decisions, planning and forecasting future periods. The Company has provided in this release several non-GAAP financial measures: Non-GAAP Gross margin, Non-GAAP Net income (loss), Non-GAAP Adjusted EBITDA and non-GAAP Adjusted EBITDA margin, as supplements to Revenue, Gross margin, Net (loss) income and other financial measures prepared in accordance with GAAP.
Management believes these non-GAAP financial measures are useful in reviewing and assessing the performance of the Company, and when planning and forecasting future periods, as they provide meaningful operating results by excluding the effects of expenses that are not reflective of its operating business performance. In addition, the Company’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods and for financial and operational decision-making. The presentation of these non-GAAP measures is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.
Management believes that investors and analysts benefit from considering non-GAAP financial measures in assessing the Company’s financial results and its ongoing business, as it allows for meaningful comparisons and analysis of trends in the business. In particular, non-GAAP adjusted EBITDA is used by many investors and analysts themselves, along with other metrics, to compare financial results across accounting periods and to those of peer companies.
As there are no standardized methods of calculating non-GAAP financial measures, the Company’s calculations may differ from those used by analysts, investors and other companies, even those within the cannabis industry, and therefore may not be directly comparable to similarly titled measures used by others.
Management defines non-GAAP Adjusted EBITDA as income from operations, determined in accordance with GAAP, excluding the following items:

•depreciation of fixed assets;
•amortization of acquired intangible assets;
•Impairment or write-downs of intangible assets;
•stock-based compensation;
•legal settlements; and
•acquisition-related and other expenses.
For further information, please refer to the publicly available financial filings available on MariMed's Investor Relations website, as filed with the U.S. Securities and Exchange Commission, or as filed with the Canadian securities regulatory authorities on the SEDAR website.
ABOUT MARIMED
MariMed Inc., a multi-state cannabis operator, is dedicated to improving lives every day through its high-quality products, its actions, and its values. The Company develops, owns, and manages seed to sale state-licensed cannabis facilities, which are models of excellence in horticultural principles, cannabis cultivation, cannabis-infused products, and dispensary operations. MariMed has an experienced management team that has produced consistent growth and success for the Company and its managed business units. Proprietary formulations created by the Company’s technicians are embedded in its top-selling and award-winning products and brands, including Betty’s Eddies, Nature’s Heritage, InHouse, Bubby’s Baked, K Fusion, Kalm Fusion, and Vibations: High + Energy, which are trademarks of MariMed Inc. For additional information, visit www.marimedinc.com.
IMPORTANT CAUTION REGARDING FORWARD-LOOKING STATEMENTS:
The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to several risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements regarding projected financial results for 2023, including management’s belief that it will have its fourth consecutive year of positive operating cash flow, anticipated openings of dispensaries and facilities, timing of regulatory approvals, plans and objectives of management for future operations, are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
Forward-looking statements are based on our current beliefs and assumptions regarding our business, timing of regulatory approvals, the ability to obtain new licenses, business prospects and strategic growth plan, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties, and other important factors, including, among others, reductions in customer spending, our ability to recruit and retain key personnel, and disruptions from the integration efforts of acquired companies.
These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect our business and results of operations. These statements are not a guarantee of future performance and involve risk and uncertainties that are difficult to predict, including, among other factors, changes in demand for the Company’s services and products, changes in the law and its enforcement, and changes in the economic environment. Additional information regarding these and other factors can be found in our reports filed with the U.S. Securities and Exchange Commission. In providing these forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.
All trademarks and service marks are the property of their respective owners.
For More Information Contact:
Investor Relations:
Steve West, Vice President, Investor Relations
Email: ir@marimedinc.com
Phone: (781) 277-0007
Company Contact:
Howard Schacter, Chief Communications Officer
Email: hschacter@marimedinc.com
Phone: (781) 277-0007
# # #

MariMed Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$14,645	$9,737
Accounts receivable, net	7,199	4,157
Inventory	25,306	19,477
Deferred rents receivable	630	704
Notes receivable, current portion	52	2,637
Investments, current portion	88	123
Due from related parties	105	29
Other current assets	3,407	7,282
Total current assets	51,432	44,146
Property and equipment, net	89,103	71,641
Intangible assets, net	17,012	14,201
Goodwill	11,993	8,079
Investments, net of current portion	221	—
Notes receivable, net of current portion	814	7,467
Operating lease right-of-use assets	9,716	4,931
Finance lease right-of-use assets	3,295	713
Other assets	12,537	1,024
Total assets	$196,123	$152,202

Liabilities, mezzanine equity and stockholders’ equity
Current liabilities:
Mortgages and notes payable, current portion	$723	$3,774
Accounts payable	9,001	6,626
Accrued expenses and other	3,549	3,091
Income taxes payable	14,434	11,489
Operating lease liabilities, current portion	1,945	1,273
Finance lease liabilities, current portion	1,210	237
Total current liabilities	30,862	26,490
Mortgages and notes payable, net of current portion	65,652	25,943
Operating lease liabilities, net of current portion	8,455	4,173
Finance lease liabilities, net of current portion	2,140	461
Other liabilities	100	100
Total liabilities	107,209	57,167

Commitments and contingencies

Mezzanine equity:
Series B convertible preferred stock	14,725	14,725
Series C convertible preferred stock	4,275	23,000
Total mezzanine equity	19,000	37,725

Stockholders’ equity:
Common stock	375	341
Common stock subscribed but not issued	—	39
Additional paid-in capital	171,144	142,365
Accumulated deficit	(99,955)	(83,924)
Noncontrolling interests	(1,650)	(1,511)
Total stockholders’ equity	69,914	57,310
Total liabilities, mezzanine equity, and stockholders’ equity	$196,123	$152,202

MariMed Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three months ended		Year ended
	December 31,		December 31,
	2023	2022	2023	2022

Revenue	$38,899	$35,830	$148,598	$134,010
Cost of revenue	21,582	20,018	82,679	70,053
Gross profit	17,317	15,812	65,919	63,957

Gross margin	44.5%	44.1%	44.4%	47.7%

Operating expenses:
Personnel	6,421	4,234	22,612	14,404
Marketing and promotion	1,580	882	5,977	3,736
General and administrative	6,612	3,845	22,132	20,735
Acquisition-related and other	48	64	695	961
Bad debt	245	3,698	118	3,752
Total operating expenses	14,906	12,723	51,534	43,588

Income from operations	2,411	3,089	14,385	20,369

Interest and other (expense) income:
Interest expense	(1,558)	(422)	(9,185)	(1,693)
Interest income	27	239	270	959
Loss on extinguishment of debt	(10,431)	—	(10,431)	—
Other expense, net	(79)	(151)	(1,635)	(127)
Total interest and other expense, net	(12,041)	(334)	(20,981)	(861)

(Loss) income before income taxes	(9,630)	2,755	(6,596)	19,508
Provision (benefit) for income taxes	509	(2,000)	9,411	5,894

Net (loss) income	(10,139)	4,755	(16,007)	13,614
Less: Net income attributable to noncontrolling interests	30	4	24	146
Net (loss) income attributable to common stockholders	$(10,169)	$4,751	$(16,031)	$13,468

Net (loss) income per share attributable to common stockholders:
Basic	$(0.03)	$0.01	$(0.04)	$0.04
Diluted	$(0.03)	$0.01	$(0.04)	$0.04

Weighted average common shares outstanding:
Basic	376,006	339,436	363,403	337,697
Diluted	376,006	381,858	363,403	380,289

MariMed Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Year ended
	December 31,
	2023	2022
Cash flows from operating activities:
Net (loss) income attributable to common stockholders	$(16,031)	$13,468
Net income attributable to noncontrolling interests	24	146
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	5,549	3,432
Amortization of intangible assets	3,025	1,282
Stock-based compensation	1,020	6,338
Amortization of original debt issuance discount	232	—
Amortization of debt discount	2,851	—
Payment-in-kind interest	366	—
Bad debt expense	118	3,752
Obligations settled with common stock	465	696
Write-off of disposed assets	906	—
Gain on finance lease adjustment	(31)	—
Write-down of prepaid purchase consideration	200	—
Loss on extinguishment of debt	10,431	—
Loss on changes in fair value of investments	76	1,082
Other investment income	—	(954)
Changes in operating assets and liabilities:
Accounts receivable, net	(3,160)	(6,902)
Inventory	(5,829)	(5,383)
Deferred rents receivable	74	132
Other current assets	4,500	(5,219)
Other assets	(356)	(126)
Accounts payable	2,375	1,027
Accrued expenses and other	(1,840)	(482)
Income taxes payable	2,945	(4,978)
Net cash provided by operating activities	7,910	7,311

Cash flows from investing activities:
Purchases of property and equipment	(20,130)	(12,140)
Business acquisitions, net of cash acquired	(2,987)	(12,847)
Advances toward future business acquisitions	(1,125)	(800)
Purchases of investments	(261)	—
Purchases of cannabis licenses	(626)	(601)
Issuance of notes receivable	(879)	—
Proceeds from notes receivable	99	173

	Year ended
	December 31,
	2023	2022
Due from related parties	(76)	(29)
Net cash used in investing activities	(25,985)	(26,244)

Cash flows from financing activities:
Proceeds from term loan	29,100	—
Proceeds from Construction to Permanent Commercial Real Estate Mortgage Loan	53,618	—
Proceeds from mortgages	—	3,000
Payment of third-party debt issuance costs in connection with debt	(3,339)	—
Principal payments of term loan	(1,800)	—
Repayment and retirement of term loan, including paid-in-kind interest	(28,541)	—
Payment of penalties on early retirement of debt	(4,251)	—
Principal payments of mortgages	(585)	(945)
Repayment and retirement of mortgages	(12,595)	—
Principal payments of promissory notes	(2,370)	(592)
Repayment and retirement of promissory notes	(5,503)	—
Proceeds from exercise of stock options	109	10
Principal payments of finance leases	(702)	(227)
Redemption of minority interests	—	(2,000)
Distributions	(158)	(259)
Net cash provided by (used in) financing activities	22,983	(1,013)

Net increase (decrease) to cash and cash equivalents	4,908	(19,946)
Cash and cash equivalents at beginning of year	9,737	29,683
Cash and cash equivalents at end of year	$14,645	$9,737

MariMed Inc.
Reconciliation of Non-GAAP and GAAP Financial Measures
(in thousands, except percentages)
(unaudited)

	Three months ended		Year ended
	December 31,		December 31,
	2023	2022	2023	2022
Non-GAAP Adjusted EBITDA
GAAP Income from operations	$2,411	$3,089	$14,385	$20,369
Depreciation and amortization of property and equipment	1,711	963	5,549	3,432
Amortization of acquired intangible assets	844	428	3,025	1,282
Stock-based compensation	219	(58)	1,020	6,338
Acquisition-related and other	48	64	695	961
Adjusted EBITDA	$5,233	$4,486	$24,674	$32,382

Non-GAAP Adjusted EBITDA Margin (Non-GAAP adjusted EBITDA as a percentage of revenue)
GAAP Income from operations	6.2%	8.6%	9.7%	15.2%
Depreciation and amortization of property and equipment	4.4%	2.7%	3.7%	2.6%
Amortization of acquired intangible assets	2.2%	1.2%	2.0%	1.0%
Stock-based compensation	0.6%	(0.2%)	0.7%	4.7%
Acquisition-related and other	0.1%	0.2%	0.5%	0.7%
Adjusted EBITDA margin	13.5%	12.5%	16.6%	24.2%

GAAP Gross margin	44.5%	44.1%	44.4%	47.7%
Amortization of acquired intangible assets	1.1%	0.5%	1.0%	0.4%
Non-GAAP Gross margin	45.6%	44.6%	45.4%	48.1%

GAAP Net (loss) income	$(10,139)	$4,755	$(16,007)	$13,614
Stock-based compensation	219	(58)	1,020	6,338
Amortization of acquired intangible assets	844	428	3,025	1,282
Acquisition-related and other	48	64	695	961
Loss on extinguishment of debt	10,431	—	10,431	—
Non-GAAP Net income (loss)	$1,403	$5,189	$(836)	$22,195

MariMed Inc.
Supplemental Information
Revenue Components
(in thousands)
(unaudited)

	Three months ended		Year ended
	December 31,		December 31,
	2023	2022	2023	2022
Product revenue:
Product revenue - retail	23,877	24,715	95,517	92,836
Product revenue - wholesale	13,738	9,836	48,788	32,865
Total product revenue	37,615	34,551	144,305	125,701
Other revenue	1,284	1,279	4,293	8,309
Total revenue	$38,899	$35,830	$148,598	$134,010